Certification Pursuant to Section 1350 of Chapter 63 of Title 18
                of the United States Code As Adopted Pursuant to
                                   Section 906
                        of the Sarbanes-Oxley Act of 2002


In connection with the Certified Shareholder Report of Principal Capital Value Fund, Inc. (the "Registrant") on Form N-CSR (the "Report"), each of the undersigned officers of the Registrant does hereby certify that, to the best of their knowledge:
     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

       12/18/03
Date: __________
                                   /s/    Ralph C. Eucher
                                   Ralph C. Eucher
                                   President
       12/18/03
Date: __________
                                   /s/    Jill R. Brown
                                   Jill R. Brown
                                   Vice President and Chief Financial Officer

 This certification is being furnished to the Commission solely pursuant to 18
   U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.